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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                         DATE OF REPORT: OCTOBER 2, 2002
                        (Date of earliest event reported)


                                HAWK CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-13797              34-1608156
  (State or other jurisdiction          (Commission          (I.R.S. Employer
        of incorporation)               File Number)      Identification Number)


             200 PUBLIC SQUARE, SUITE 30-5000, CLEVELAND, OHIO 44114 (Address of principal executive offices including zip code)

                                 (216) 861-3553
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 2, 2002, Hawk Corporation filed a press release announcing the extension of the consent payment deadline in connection with its offer to exchange new 12% Senior Notes due 2006 for its outstanding 10 1/4% Senior Notes due 2003 and its related solicitation of consents to amend the indenture for the 10 1/4% Senior Notes due 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)      Not applicable.

       (b)      Not applicable.

       (c)      Exhibits:

                99       Hawk Corporation press release of October 2, 2002








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 2, 2002                HAWK CORPORATION

                                        By: /s/ Thomas A. Gilbride
                                            -------------------------------
                                                 Thomas A. Gilbride,
                                                 Vice President - Finance
                                                 and Treasurer













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                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

99                    Hawk Corporation press release of October 2, 2002